UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

Trimble Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

10368 Westmoor Drive, Westminster, CO, 80021
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 887-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TRMB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 28, 2023, Trimble Inc., a Delaware corporation (“Trimble”) filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities Exchange Commission, in which Trimble Inc. reported, among other events, its entry into a Sale and Contribution Agreement with AGCO Corporation, a Delaware corporation (“AGCO”), and Trimble Solutions, LLC, a Delaware limited liability company (the “JV”), which provides for the formation of a joint venture with AGCO in the mixed fleet precision agriculture market (the “Transaction”). This amendment to the Original 8-K is being filed solely to file certain exhibits to the Original 8-K. This amendment does not otherwise modify any other portions of the disclosure in the Original 8-K. Interested parties should refer to the Original 8-K, as supplemented by this Amendment No. 1, Item 7.01 and the prior exhibits filed pursuant to Item 9.01. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Original 8-K.

Forward-Looking Statements

This document and the exhibits contain forward-looking statements within the meaning of Section 21E of the Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the planned formation of the joint venture and the timing thereof, the value and benefits to Trimble of the joint venture and the Commercial Agreements and the business performance and financial results of each of the joint venture and Trimble following the transaction. These forward-looking statements are subject to change, and actual results may materially differ from those set forth in this news release due to certain risks and uncertainties. Factors that could cause or contribute to changes in such forward-looking statements include, but are not limited to (i) the failure to realize the anticipated benefits of the formation of the joint venture, (ii) that the closing of the transaction is subject to conditions which may not be satisfied or may take longer to be satisfied than expected, (iii) that the benefits from the Commercial Agreements to the joint venture will be dependent upon the joint venture’s ability to successfully develop and market products, (iv) the failure to realize the benefits of Trimble’s non-controlling stake in the joint venture, (v) unanticipated difficulties in separating the precision agriculture business, (vi) unanticipated factors affecting the cost of operating the joint venture as a standalone business, (vii) inability to successfully integrate AGCO’s JCA Technologies business into the joint venture, and (viii) the failure to obtain governmental or regulatory approval that may be required for the proposed Transaction, or that, if such approval is obtained, the approval is obtained subject to unexpected conditions. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements set forth in reports filed with the SEC, including Trimble’s current reports on Form 8-K, quarterly reports on Form 10-Q and its annual report on Form 10-K, such as statements regarding changes in economic conditions and the impact of competition. Undue reliance should not be placed on any forward-looking statement contained herein. These statements reflect Trimble’s position as of the date of this news release. Trimble expressly disclaims any undertaking to release publicly any updates or revisions to any statements to reflect any change in Trimble’s expectations or any change of events, conditions, or circumstances on which any such statement is based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Sale and Contribution Agreement, dated as of September 28, 2023, by and among Trimble Inc., AGCO Corporation and Trimble Solutions, LLC.

104	The cover page from this Report on Form 8-K/A, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE INC.
a Delaware corporation

Date: September 28, 2023	By:	/s/ David G. Barnes
David G. Barnes Chief Financial Officer